EXHIBIT 1

                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  May 17, 2001

                                   PSV, LP

                                   By:  PSV GP, LLC,
                                        General Partner

                                   By:  SFM Participation, L.P.,
                                        Member

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   PSV GP, LLC

                                   By:  SFM Participation, L.P.,
                                        Member

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   PSV PARTNERS, LLC

                                   By:  Rappahannock Investment Company,
                                        Managing Member

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl
                                        Title:  Sole Shareholder

                                   RAPPAHANNOCK INVESTMENT COMPANY

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl
                                        Title:  Sole Shareholder


                                   MR. FRANK H. PEARL

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl


                                   SFM PARTICIPATION, L.P.

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   SFM AH, INC.

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   MR. GEORGE SOROS

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Attorney-in-fact


                                   SOROS FUND MANAGEMENT LLC

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Assistant General Counsel